Mainland China Contribution Plan and Profit Appropriation	12 Months Ended
Dec. 31, 2013
Contribution Plan and Profit Appropriation [Abstract]
Contribution Plan and Profit Appropriation
27.	MAINLAND CHINA CONTRIBUTION PLAN AND PROFIT APPROPRIATION

Full time employees of the Group in the mainland China participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Group to accrue for these benefits based on certain percentages of the employees' salaries. The total provisions for such employee benefits were $7,017, $18,125 and $31,441 for the years ended December 31, 2011, 2012 and 2013, respectively.

PRC legal restrictions permit payments of dividends by the Group's PRC entities only out of their retained earnings, if any, determined in accordance with PRC regulations. Prior to payment of dividends, pursuant to the laws applicable to the PRC Domestic Enterprises and PRC Foreign Investment Enterprises, the PRC entities must make appropriations from after-tax profit to non-distributable statutory reserve funds as determined by the Board of Directors of the Group. These reserve funds include the (1) general reserve, (2) enterprise expansion fund and (3) staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriations of not less than 10% of after-tax profit (as determined under accounting principles and financial regulations applicable to PRC enterprises at each year-end); the other two funds are at the Group's discretion. These reserve funds can only be used for specific purposes and are not distributable as cash dividends. The Group has made appropriation to these statutory reserve funds of $5,503, $10,408 and $12,074 for the years ended December 31, 2011, 2012 and 2013, respectively.